Prudential Institutional Liquidity Portfolio, Inc. Supplement dated December 11, 2009, to Class A Prospectus dated June 2, 2009 and Class I Prospectus dated June 2, 2009

The Board of Directors of Prudential Institutional Liquidity Portfolio, Inc. (the Fund) recently approved revisions to the eligibility requirements applicable to purchases of Fund shares.  To reflect this change, the Prospectuses of the Fund are revised as set forth below:

The section of each Prospectus entitled “How to Buy and Sell Shares of the Fund—How to Buy Shares” is revised by deleting the subsection entitled “Choose a Share Class” and substituting the following new subsection:

Choose a Share Class

The minimum initial investment for the Fund's Class A shares is $100,000, and the minimum
subsequent  investment is $10,000.   The minimum initial investment for Class I shares is $5 million andthe minimum subsequent investment is $10,000.

Shares of the Fund may be purchased through any financial services firm that is permitted to buy or sellshares of the Fund, or shares may be purchased through the Fund's transfer agent.  Fund shares may alsobe purchased by investors that participate in certain sweep programs with which the Fund's Manager (Prudential Investments LLC) executes an agreement for this purpose with their financial  services firm, without regard to the minimum initial and subsequent purchase  minimums stated above.

Class A shareholders of the Fund who satisfy the minimum purchase requirements to purchase Class Ishares will have their Class A shares exchanged for Class I shares on a quarterly basis. We have obtaineda legal opinion that this exchange is not a "taxable event" for federal income taxpurposes. This opinion is not binding on the IRS. For purposes of the minimum initial and subsequent investment requirements, a master account and its subaccounts, as well as related institutional accounts (that is accounts of shareholders with a common institutional or corporate parent), may be combined.

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